May 3, 2016 First Quarter 2016 Earnings Release NYSE: MTDR Exhibit 99.2

2 Disclosure Statements Safe Harbor Statement – This presentation and statements made by representatives of Matador Resources Company (“Matador” or the “Company”) during the course of this presentation include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. “Forward-looking statements” are statements related to future, not past, events. Forward-looking statements are based on current expectations and include any statement that does not directly relate to a current or historical fact. In this context, forward-looking statements often address expected future business and financial performance, and often contain words such as “could,” “believe,” “would,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “should,” “continue,” “plan,” “predict,” “potential,” “project,” “hypothetical,” “forecasted,” and similar expressions that are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Actual results and future events could differ materially from those anticipated in such statements, and such forward-looking statements may not prove to be accurate. These forward-looking statements involve certain risks and uncertainties, including, but not limited to, the following risks related to Matador’s financial and operational performance: general economic conditions; Matador’s ability to execute its business plan, including whether Matador’s drilling program is successful; changes in oil, natural gas and natural gas liquids prices and the demand for oil, natural gas and natural gas liquids; Matador’s ability to replace reserves and efficiently develop its current reserves; Matador’s costs of operations, delays and other difficulties related to producing oil, natural gas and natural gas liquids; Matador’s ability to integrate the assets, employees and operations of Harvey E. Yates Company following its merger with one of Matador’s wholly-owned subsidiaries on February 27, 2015; Matador’s ability to make other acquisitions on economically acceptable terms; availability of sufficient capital to execute Matador’s business plan, including from its future cash flows, increases in Matador’s borrowing base and otherwise; weather and environmental conditions; and other important factors which could cause actual results to differ materially from those anticipated or implied in the forward-looking statements. For further discussions of risks and uncertainties, you should refer to Matador’s SEC filings, including the “Risk Factors” section of Matador’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. Matador undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after the date of this presentation, except as required by law, including the securities laws of the United States and the rules and regulations of the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. All forward-looking statements are qualified in their entirety by this cautionary statement. Cautionary Note – The Securities and Exchange Commission (SEC) permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves. Potential resources are not proved, probable or possible reserves. The SEC’s guidelines prohibit Matador from including such information in filings with the SEC. Definitions – Proved oil and natural gas reserves are the estimated quantities of oil and natural gas that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. Matador’s production and proved reserves are reported in two streams: oil and natural gas, including both dry and liquids-rich natural gas. Where Matador produces liquids-rich natural gas, the economic value of the natural gas liquids associated with the natural gas is included in the estimated wellhead natural gas price on those properties where the natural gas liquids are extracted and sold. Estimated ultimate recovery (EUR) is a measure that by its nature is more speculative than estimates of proved reserves prepared in accordance with SEC definitions and guidelines and is accordingly less certain. Type curves shown in this presentation are used to compare actual well performance to a range of potential production results calculated without regard to economic conditions; actual recoveries may vary from these type curves based on individual well performance and economic conditions.

3  Oil, natural gas and total production for Q1 2016 as forecasted despite weather-related shut-ins  Total BOE production of 2.2 million BOE, up 3% year-over-year (“YoY”) and flat sequentially  Total oil production of 1.04 million barrels, up 3% YoY and down 2% sequentially  Total natural gas production of 6.8 Bcf, up 2% YoY and 2% sequentially  Q1 2016 reserves of 90.2 million BOE, an all-time high, and up 6% from YE 2015 reserves of 85.1 million BOE  PV-10(1) of $501.9 million at Q1 2016, down 7% from $541.6 million at YE 2015 primarily due to lower commodity prices  Includes 50.7 million barrels of oil, also an all-time high  March 2016 follow-on equity offering of 7.5 million shares raised ~$142 million  Further strengthened balance sheet and reduced debt levels to among the best in the industry for small- and mid-cap E&P companies  Matador’s bond rating upgraded by S&P to B, corporate rating affirmed by S&P at B and corporate and bond ratings affirmed by Moody’s at B2/B3  Continued solid execution in the Delaware Basin  Drilling times and drilling and completion costs continue to improve; currently operating three rigs  Most recent Wolf area Wolfcamp well had drill time of 17.3 days from spud to total depth vs. 43 days in 2014  Most recent Rustler Breaks Wolfcamp well had drill time of 13.8 days from spud to total depth vs. 32 days in 2014 – Matador’s fastest Wolfcamp well yet  Dick Jay 92-TTT-B01 WF #124H is Matador’s fastest Second Bone Spring well drilled to date in Wolf at 12.6 days  Strong results in Wolfcamp and Second Bone Spring from seven wells recently placed on production in Wolf prospect area  Dick Jay 4-well pad had combined IP of 4,705 BOE/d (61% oil)  Dick Jay #124H tested 1,093 BOE/d (67% oil) – Significant improvement to initial Second Bone Spring test  Dorothy White 3-well pad had combined IP of 4,327 BOE/d (68% oil)  Strong result from vertical Strawn completion in pilot hole at Twin Lakes  Olivine State 5-16S-37E TL #1 (vertical Strawn well) tested 691 BOE/d (84% oil)  May have other Strawn locations on Twin Lakes acreage (1) PV-10 is a non-GAAP financial measure. For a reconciliation of PV-10 (non-GAAP) to Standardized Measure (GAAP), see May 3, 2016 Earnings Release. Key Accomplishments for First Quarter 2016

Summary and 2016 Guidance (as Affirmed May 3, 2016)

- **Plan to run 3 rigs in the Delaware Basin throughout 2016**
- **Delaware Basin drilling expected to focus on Wolf and Rustler Breaks Wolfcamp development and further delineation of Ranger, Arrowhead and Twin Lakes prospect areas**
- **No Eagle Ford and minimal Haynesville non-operated drilling activity expected in 2016**
- **Q1 2016 production results were consistent with forecasts; steadier growth profile for Q2 through Q4 expected rather than uneven or "lumpy" production projected at Analyst Day**
  - *Estimate oil production to be up ~10 to 12% sequentially in Q2; estimate Q4 2016 will be 34% higher than Q4 2015*
  - *Estimate natural gas production to be up ~5 to 7% sequentially in Q2; may decline in 2H 2016*

	Actual 2015 Results	2016 Guidance	% Change
Capital Spending	$482 million[(1)]	$325 million	- 33%
Total Oil Production	4.5 million Bbl	4.9 to 5.1 million Bbl	+ 11%
Total Natural Gas Production	27.7 Bcf	26.0 to 28.0 Bcf	- 3%
Total Oil Equivalent Production	9.1 million BOE	9.2 to 9.8 million BOE	+ 4%
Adjusted EBITDA[(2)]	$223 million	$120 to $130 million[(3)]	- 44%

(1) For operations only. Does not include capital expenditures associated with the HEYCO merger or two associated joint ventures.
(2) Adjusted EBITDA is a non-GAAP financial measure. For a definition of Adjusted EBITDA and a reconciliation of Adjusted EBITDA to our net income (loss) and net cash provided by operating activities, see May 3, 2016 Earnings Release.
(3) Estimated 2016 Adjusted EBITDA is based upon the midpoint of 2016 production guidance range as provided on February 3, 2016 and affirmed on May 3, 2016. Estimated average realized prices for oil and natural gas used in these estimates were $39.75/Bbl (WTI oil price of $43.75/Bbl less $4.00/Bbl of estimated price differentials) and $2.37/Mcf (NYMEX Henry Hub natural gas price assuming regional differentials and uplifts from natural gas processing roughly offset), respectively, for the period April through December 2016.

4

Selected Operating and Financial Results

	Three Months Ended		
	March 31, 2016	December 31, 2015	March 31, 2015
Net Production Volumes:[1]			
Oil production (MBbl)	1,044	1,062	1,009
Natural gas production (Bcf)	6.8	6.6	6.6
Total oil equivalent production (MBOE)	2,170	2,167	2,116
Average daily oil equivalent production (BOE/d)	23,846	23,556	23,513
Revenues and Average Sales Prices:			
Oil and natural gas revenues (in millions)	$ 43.9	$ 56.2	$ 62.5
Average realized oil price, $/Bbl	$ 28.89	$ 38.55	$ 43.37
Average realized natural gas price, $/Mcf	$ 2.04	$ 2.30	$ 2.82
Total realized revenues, with realized derivatives (in millions)	$ 51.0	$ 81.2	$ 81.0
Average realized oil price, with realized derivatives, $/Bbl	$ 34.12	$ 57.61	$ 57.68
Average realized natural gas price, with realized derivatives, $/Mcf	$ 2.27	$ 3.01	$ 3.43
Operating Expenses (per BOE):			
Production taxes and marketing	$ 3.64	$ 4.12	$ 3.33
Lease operating	$ 7.14	$ 7.05	$ 6.16
Depletion, depreciation and amortization	$ 13.33	$ 16.32	$ 21.96
General and administrative[2]	$ 6.07	$ 5.34	$ 6.34
Total operating expenses[3]	$ 30.18	$ 32.83	$ 37.79
Earnings (loss) per diluted common share:[4]			
Earnings (loss) per diluted common share[5]	$ (1.26)	$ (2.72)	$ (0.68)
Adjusted Earnings per diluted share (non-GAAP)[4][5]	$ (0.16)	$ 0.03	$ 0.01
Adjusted EBITDA[6] (in millions)	$ 17.2	$ 48.3	$ 50.1
Net Debt / LTM Adjusted EBITDA[6][7]	1.5	1.5	1.6

(1) Production volumes reported in two streams: oil and natural gas, including both dry and liquids-rich natural gas.
(2) Includes approximately $1.03, $1.18, $1.10 per BOE of non-cash, stock based compensation expense in the first quarter of 2016, the fourth quarter of 2015 and the first quarter of 2015, respectively, and non-recurring transaction costs of $1.06 per BOE in the first quarter of 2015.
(3) Total does not include the impact of full-cost ceiling impairments or immaterial accretion expenses.
(4) Attributable to Matador Resources Company shareholders.
(5) Adjusted earnings (loss) per common share is a non-GAAP financial measure. For a reconciliation of adjusted net income (non-GAAP) and adjusted earnings (loss) per common share (non-GAAP) to net income (GAAP) and earnings (loss) per common share (GAAP), please see May 3, 2016 Earnings Release.
(6) Adjusted EBITDA is a non-GAAP financial measure. For a definition of Adjusted EBITDA and a reconciliation of Adjusted EBITDA to our net income (loss) and net cash provided by operating activities, see May 3, 2016 Earnings Release.
(7) Net Debt is equal to debt outstanding less available cash (including $43 million of restricted cash held in escrow at December 31, 2015).

5

Matador RESOURCES COMPANY

422 3,317 5,843 9,095 12,306 11,206 13,847 12,617 11,547 11,473 2011 2012 2013 2014 2015 1Q15 2Q15 3Q15 4Q15 1Q16 Q1 2016 Production Volumes Consistent with Projections Average Daily Oil Production (Bbl/d) Average Daily Natural Gas Production (MMcf/d) Average Daily Total Production (MBOE/d) Oil Production Mix (% of Average Daily Production) 6 Growth since IPO Growth since IPO Growth since IPO Growth since IPO Oil up 3% YOY; down 2% sequentially Gas up 2% YOY; up 2% sequentially BOE up 3% YOY; flat sequentially 39.8 34.1 35.4 41.9 75.9 73.8 76.5 81.1 72.1 74.2 2011 2012 2013 2014 2015 1Q15 2Q15 3Q15 4Q15 1Q16 7.0 9.0 11.7 16.1 25.0 23.5 26.6 26.1 23.6 23.8 2011 2012 2013 2014 2015 1Q15 2Q15 3Q15 4Q15 1Q16 6% 37% 50% 57% 49% 48% 52% 48% 49% 48% 2011 2012 2013 20 4 20 1 15 2 15 3 15 4Q15 1Q16

7 Matador’s Reserves Volumes at an All-Time High at March 31, 2016 6% 11% 8% 7% 68.7 million BOE 24.2 million Bbl oil (35% oil) PV-10(1): $1,043.4 million $91.48 oil / $4.35 gas YE 2014 Eagle Ford $603.8 million, 58% Haynesville/CV $193.4 million, 18% Delaware Basin $246.2 million, 24% 85.1 million BOE 45.6 million Bbl oil (54% oil) PV-10(1): $541.6 million $46.79 oil / $2.59 gas YE 2015 Eagle Ford $175.1 million, 32% Haynesville/CV $51.9 million, 10% Delaware Basin $314.5 million, 58% Note: Oil and natural gas prices noted are in $/Bbl and $/MMBtu, respectively. Prices reflect the arithmetic average of first-day-of-month oil and natural gas prices for the 12-month periods January 1 to December 31, 2014 and 2015 and April 1, 2015 to March 31, 2016, respectively, as per SEC guidelines for reserves estimation. (1) PV-10 is a non-GAAP financial measure. For a reconciliation of PV-10 (non-GAAP) to Standardized Measure (GAAP), see February 24, 2016 and May 3, 2016 Earnings Releases. 90.2 million BOE 50.7 million Bbl oil (56% oil) PV-10(1): $501.9 million $42.77 oil / $2.40 gas Q1 2016 Eagle Ford $154.3 million, 31% Haynesville/CV $42.3 million, 8% Delaware Basin $305.3 million, 61%

Delaware Basin Acreage Position and Recent Operations and Results 8 L E A LOVING WARD Matador Resources Acreage TWIN LAKES ~42,700 gross / ~30,300 net acres WOLF / LOVING AREA ~12,400 gross / ~7,700 net acres Jackson Trust RANGER ~31,500 gross / ~19,100 net acres ARROWHEAD ~47,400 gross / ~16,900 net acres E DD Y RUSTLER BREAKS ~21,700 gross / ~14,600 net acres Significant non-op wells Jimmy Kone 2-well “batch” - 1 Wolfcamp A-XY & 1 Wolfcamp B Note: All acreage at May 3, 2016. Some tracts not shown on map. Dorothy White 3-well “batch” - 3 Wolfcamp A-XY wells Combined IP = 4,327 BOE/d (68% oil) Olivine State 5-16S-37E TL #1 – Strawn (Twin Lakes vertical pilot hole) IP = 691 BOE/d (84% oil) Being completed Recently completed Awaiting completion Currently being drilled Non-op completions Dorothy White 2-well “batch” - 1 Wolfcamp A-X and 1 2nd BS Barnett 2-well “batch” - 2 Wolfcamp A-XY wells Dick Jay 4-well “batch” - 2 Wolfcamp A-XY wells, Wolfcamp A-Lower & 2nd BS Combined IP = 4,705 BOE/d (61% oil) Paul well - Wolfcamp A-XY Fastest Wolfcamp well drilled to-date (13.8 days spud-to-TD) Janie Conner, Tiger – 3 wells - 2 Wolfcamp A-XY & 1 Wolfcamp B B Banker well - Wolfcamp B Guitar well - Wolfcamp B Baroque “BTQ” Federal Com #1H – 2nd BS Yates (MRC: 9.5% WI) Tested = 1,300 BOE/d (85% oil) Operated Activity YTD 2016 Wolf • 9 wells drilled • 7 wells completed and online • 2 wells being completed • 2 wells being drilled Rustler Breaks • 6 wells drilled • 2 wells being completed • 4 wells awaiting completion • 2 wells being drilled Billy Burt 90-TTT-B33 WF #201H – Wolfcamp A-Y Diverting agent used – outperforming 80-acre offset by 38%

Committed to Maintaining Strong Balance Sheet

- Preserved and enhanced liquidity through April 2015 equity and Senior Notes offerings, sale of certain Loving County midstream assets for ~$143 million[1] in October 2015 and March 2016 equity offering
- Substantial liquidity to execute planned drilling program throughout 2016, including proceeds from March 2016 equity offering of ~$142 million and $300 million in undrawn borrowing capacity at May 3, 2016
- Strong financial position with Net Debt/LTM Adjusted EBITDA[2][3][4] of ~1.5x, well below peer average



Net Debt / LTM EBITDA(2)(3)
Net Debt ($ millions)
$101
$240
$256
$416
$340
$282
0.0x
0.0x
0.1x
2.0x
Initial Public Offering
0.2x
0.7x
1.1x
1.3x
1.5x
1.6x
Equity Raise
0.8x
1.0x
1.2x
Equity Raise
0.6x
1.0x
1.3x
1.6x
Notes Offering + Equity Raise
1.4x
1.6x
Midstream Sale
1.5x
Equity Raise
1.5x
2008
2009
2010
2011
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16(4)

(1) Excluding customary purchase price adjustments.
(2) Adjusted EBITDA is a non-GAAP financial measure. For a definition of Adjusted EBITDA and a reconciliation of Adjusted EBITDA to our net income (loss) and net cash provided by operating activities, see February 24, 2016 and May 3, 2016 Earnings Releases.
(3) Net Debt is equal to debt outstanding less available cash (including $43 million of restricted cash held in escrow at December 31, 2015).
(4) LTM EBITDA at March 31, 2016 and Net Debt at March 31, 2016.

9

2.70 3.00 3.00 3.00 3.30 3.30 3.30 3.30 $3.60 $3.53 $3.53 $3.53 $3.42 $3.42 $3.42 $3.42 $2.64 $2.60 $2.60 $2.60 $2.34 $2.34 $2.34 $2.34 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 0.00 0.50 1.00 1.50 2.00 2.50 3.00 3.50 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Na tu ra l G as Vol umes He dg ed (B cf) 490,000 690,000 690,000 690,000 390,000 390,000 390,000 390,000$68.32 $61.16 $61.16 $61.16 $47.62 $47.62 $47.62 $47.62 $45.12 $42.48 $42.48 $42.48 $38.62 $38.62 $38.62 $38.62 $0 $20 $40 $60 $80 $100 $120 $140 0 100,000 200,000 300,000 400,000 500,000 600,000 700,000 800,000 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Oil Vol ume He dg ed (B bl) Hedging Profile Remainder of 2016 Hedges(1)  Oil: ~1.8 million barrels of oil hedged for remainder of 2016 at weighted average floor and ceiling prices of $42/Bbl and $61/Bbl, respectively – Over 50% of oil hedged for remainder of 2016  Natural Gas: 8.0 Bcf of natural gas hedged for remainder of 2016 at weighted average floor and ceiling of $2.60/MMBtu and $3.53/MMBtu, respectively – Approximately 44% of natural gas hedged for remainder of 2016 2017 Hedges(1)  Oil: ~1.6 million barrels of oil hedged for 2017 ($39/Bbl floor and $48/Bbl ceiling)  Natural Gas: 13.2 Bcf of natural gas hedged for 2017 ($2.34/MMBtu floor and $3.42/MMBtu ceiling) 10 Oil Hedges (Costless Collars) Natural Gas Hedges (Costless Collars) (1) At May 3, 2016. (2) At strip oil and natural gas prices in late January 2016.